Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
THIRD QUARTER 2015

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our most recently filed Quarterly Report on Form 10-Q.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2014 and 2013 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The net loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio for the Company is the ratio of general and administrative expenses and corporate expenses to earned premiums. The general and administrative expense ratio for the segments is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the net loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,		Previous Quarter Change	Previous Year to Date Change
		2015	2014	2015	2014
HIGHLIGHTS	Net income	$54,530	$76,234	$247,215	$263,877	(28.5)%	(6.3)%
	Net income available to common and participating common shareholders	43,635	68,046	219,944	239,313	(35.9)%	(8.1)%
	Net income available to common and participating common shareholders, excluding one-time costs [f]	107,657	74,399	288,461	259,402	44.7%	11.2%
	Operating income [a]	55,779	67,384	242,885	250,050	(17.2)%	(2.9)%
	Operating income available to common and participating common shareholders [a]	47,591	59,196	218,321	225,486	(19.6)%	(3.2)%
	Operating income available to common and participating common shareholders, excluding one-time costs [a] [f]	111,613	65,549	286,838	245,575	70.3%	16.8%
	Operating cash flow	(97,518)	32,505	(74,029)	52,172	NM	NM
	Net investment income	16,533	25,357	90,646	105,649	(34.8)%	(14.2)%
	Gross premiums written	642,597	626,110	2,805,213	2,473,050	2.6%	13.4%
	Net premiums written	336,690	390,106	1,660,727	1,700,238	(13.7)%	(2.3)%
	Net premiums earned	557,003	514,895	1,404,997	1,392,699	8.2%	0.9%
	Total assets	14,028,835	10,145,818	14,028,835	10,145,818	38.3%	38.3%
	Total shareholders’ equity	5,056,344	3,120,454	5,056,344	3,120,454	62.0%	62.0%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$0.73	$1.52	$4.41	$5.36	(52.0)%	(17.7)%
	Operating income (as reported) [a]	$0.80	$1.32	$4.37	$5.05	(39.4)%	(13.5)%
	Diluted earnings per common share
	Net income (as reported)	$0.73	$1.52	$4.39	$5.36	(52.0)%	(18.1)%
	Operating income (as reported) [a]	$0.80	$1.32	$4.36	$5.05	(39.4)%	(13.7)%
	Operating income, excluding one-time costs [a] [f]	$1.87	$1.46	$5.73	$5.50	28.1%	4.2%

As Reported	Weighted average common shares outstanding	57,923	43,465	48,453	43,332	33.3%	11.8%
	Weighted average common shares outstanding & dilutive potential common shares [e]	58,046	43,510	48,592	43,356	33.4%	12.1%

	Common dividends paid per share	$0.35	$0.34	$1.05	$1.02	2.9%	2.9%

Book Value Per Common Share	Book value [b]	$66.90	$61.90	$66.90	$61.90	8.1%	8.1%
	Diluted book value (treasury stock method) [b]	$65.02	$59.98	$65.02	$59.98	8.4%	8.4%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	1.2%	2.5%	7.1%	9.2%	(1.3)	(2.1)
	ROAE, operating income [a] [c]	1.3%	2.2%	7.1%	8.6%	(0.9)	(1.5)
	Return on average common equity (ROAE), net income, excluding one-time costs [c] [f]	3.0%	2.8%	9.3%	9.9%	0.2	(0.6)
	ROAE, operating income, excluding one-time costs [a] [c] [f]	3.1%	2.4%	9.3%	9.4%	0.7	(0.1)

	Annualized ROAE, net income [c]	4.8%	10.1%	9.5%	12.2%	(5.3)	(2.7)
	Annualized ROAE, operating income [a] [c]	5.3%	8.8%	9.4%	11.5%	(3.5)	(2.1)
	Annualized ROAE, net income, excluding one-time costs [c] [f]	11.9%	11.1%	12.4%	13.3%	0.8	(0.9)
	Annualized ROAE, operating income, excluding one-time costs [a] [c]	12.3%	9.8%	12.4%	12.5%	2.5	(0.1)
	Annualized investment yield	0.9%	1.6%	1.6%	2.2%	(0.7)	(0.6)

GAAP	Loss ratio	47.4%	56.4%	48.1%	52.2%	(9.0)	(4.1)
	Acquisition expense ratio	16.2%	18.1%	18.3%	17.5%	(1.9)	0.8
	General and administrative expense ratio	24.3%	15.7%	19.2%	17.3%	8.6	1.9
	Combined ratio	87.9%	90.2%	85.6%	87.0%	(2.3)	(1.4)
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.
[b] For detailed calculations, please refer to page 34.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d] Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[f] One-time costs incurred related the acquisition of Montpelier Re Holdings Ltd. ("Montpelier") in 2015 and the proposed acquisition of Aspen Insurance Holdings Limited ("Aspen") in 2014. For detailed calculations, please refer to page 32.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2013
UNDERWRITING REVENUES
Gross premiums written	$642,597	$861,184	$1,301,432	$421,026	$626,110	$544,363
Premiums ceded	(305,907)	(302,101)	(536,478)	(187,058)	(236,004)	(149,030)
Net premiums written	$336,690	$559,083	$764,954	$233,968	$390,106	$395,333
Change in unearned premiums	220,313	(100,948)	(375,095)	237,311	124,789	158,212
Net premiums earned	$557,003	$458,135	$389,859	$471,279	$514,895	$553,545
Other underwriting income (loss)	227	1,389	2,406	(1,847)	2,123	(943)
Total underwriting revenues	$557,230	$459,524	$392,265	$469,432	$517,018	$552,602
UNDERWRITING EXPENSES
Net losses and loss expenses	$263,993	$239,122	$171,936	$243,801	$290,269	$339,036
Acquisition expenses	90,457	84,971	82,093	75,363	93,392	78,775
General and administrative expenses	60,793	54,965	54,890	60,628	68,946	51,757
Total underwriting expenses	$415,243	$379,058	$308,919	$379,792	$452,607	$469,568
Underwriting income	$141,987	$80,466	$83,346	$89,640	$64,411	$83,034
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$16,533	$32,252	$41,861	$25,894	$25,357	$38,097
Corporate expenses [a]	(74,308)	(12,634)	(12,268)	(12,383)	(11,969)	(15,713)
Interest expense [a]	(12,324)	(9,062)	(9,059)	(9,058)	(13,127)	(9,048)
Amortization of intangibles	(11,318)	(1,579)	(1,599)	(1,621)	(1,623)	(1,652)
Total other operating (expense) revenue	($81,417)	$8,977	$18,935	$2,832	($1,362)	$11,684
INCOME BEFORE OTHER ITEMS	$60,570	$89,443	$102,281	$92,472	$63,049	$94,718
OTHER
Net foreign exchange (losses) gains	($8,621)	($12,981)	($7,552)	$227	($783)	($2,201)
Net realized and unrealized gains (losses)	5,029	9,680	18,189	(3,788)	9,788	(6,640)
Net impairment losses recognised in earnings	(38)	(424)	(649)	(214)	(102)	(190)
Income tax (expense) benefit	(2,410)	(1,512)	(3,790)	(4,124)	4,282	(2,271)
NET INCOME	$54,530	$84,206	$108,479	$84,573	$76,234	$83,416
Net income attributable to non-controlling interests	(2,707)	—	—	—	—	—
NET INCOME AVAILABLE TO THE COMPANY	51,823	84,206	108,479	84,573	76,234	83,416
Preferred dividends	(8,188)	(8,188)	(8,188)	(8,186)	(8,188)	(8,188)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$43,635	$76,018	$100,291	$76,387	$68,046	$75,228

KEY RATIOS/PER SHARE DATA
Loss ratio	47.4%	52.2%	44.1%	51.7%	56.4%	61.3%
Acquisition expense ratio	16.2%	18.5%	21.1%	16.0%	18.1%	14.2%
General and administrative expense ratio [b]	24.3%	14.8%	17.2%	15.5%	15.7%	12.2%
Combined ratio	87.9%	85.5%	82.4%	83.2%	90.2%	87.7%

Basic earnings per common share	$0.73	$1.69	$2.24	$1.71	$1.52	$1.70
Diluted earnings per common share [c]	$0.73	$1.68	$2.23	$1.70	$1.52	$1.70

ROAE, net income [d]	1.2%	2.7%	3.6%	2.8%	2.5%	3.2%
[a] The Company incurred $64.0 million of corporate expenses in relation to the Company's acquisition of Montpelier for the quarter ended September 30, 2015. For the quarter ended September 30, 2014, the Company incurred $2.3 million of corporate expenses and $4.1 million of interest expense, respectively, in relation to the Company's proposed acquisition of Aspen.
[b] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[c] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - YTD

	NINE MONTHS ENDED			YEARS ENDED
	SEPT. 30, 2015	SEPT. 30, 2014	SEPT. 30, 2013	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$2,805,213	$2,473,050	$2,294,435	$2,894,076	$2,665,244
Premiums ceded	(1,144,486)	(772,812)	(525,566)	(959,870)	(616,311)
Net premiums written	$1,660,727	$1,700,238	$1,768,869	$1,934,206	$2,048,933
Change in unearned premiums	(255,730)	(307,539)	(251,872)	(70,228)	(32,449)
Net premiums earned	$1,404,997	$1,392,699	$1,516,997	$1,863,978	$2,016,484
Other underwriting income (loss)	4,022	(3,939)	694	(5,786)	(2,046)
Total underwriting revenues	$1,409,019	$1,388,760	$1,517,691	$1,858,192	$2,014,438
UNDERWRITING EXPENSES
Net losses and loss expenses	$675,051	$726,361	$917,064	$970,162	$1,219,684
Acquisition expenses	257,521	244,150	222,279	319,513	304,430
General and administrative expenses	170,648	186,759	170,211	247,387	236,873
Total underwriting expenses	$1,103,220	$1,157,270	$1,309,554	$1,537,062	$1,760,987
Underwriting income	$305,799	$231,490	$208,137	$321,130	$253,451
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$90,646	$105,649	$119,870	$131,543	$166,216
Corporate expenses [a]	(99,210)	(53,817)	(45,096)	(66,200)	(58,033)
Interest expense	(30,445)	(31,910)	(27,138)	(40,968)	(36,188)
Amortization of intangibles	(14,496)	(4,863)	(5,378)	(6,484)	(7,012)
Total other operating (expense) revenue	($53,505)	$15,059	$42,258	$17,891	$64,983
INCOME BEFORE OTHER ITEMS	$252,294	$246,549	$250,395	$339,021	$318,434
OTHER
Net foreign exchange losses	($29,154)	($4,066)	($8,496)	($3,839)	($14,214)
Net realized and unrealized gains	32,898	18,071	9,967	14,283	15,164
Net impairment losses recognised in earnings	(1,111)	(411)	(1,575)	(625)	(1,616)
Income tax (expense) benefit	(7,712)	3,734	(5,557)	(390)	(5,853)
NET INCOME	$247,215	$263,877	$244,734	$348,450	$311,915
Net income attributable to non-controlling interests	(2,707)	—	—	—	—
NET INCOME AVAILABLE TO THE COMPANY	244,508	263,877	244,734	348,450	311,915
Preferred dividends	(24,564)	(24,564)	(24,564)	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$219,944	$239,313	$220,170	$315,700	$279,165

KEY RATIOS/PER SHARE DATA
Loss ratio	48.1%	52.2%	60.4%	52.1%	60.5%
Acquisition expense ratio	18.3%	17.5%	14.7%	17.1%	15.1%
General and administrative expense ratio [b]	19.2%	17.3%	14.2%	16.8%	14.6%
Combined ratio	85.6%	87.0%	89.3%	86.0%	90.2%

Basic earnings per common share	$4.41	$5.36	$5.04	$7.07	$6.37
Diluted earnings per common share [c]	$4.39	$5.36	$5.04	$7.06	$6.37

ROAE, net income [d]	7.1%	9.2%	9.4%	12.1%	11.8%
[a] The Company incurred $68.5 million of corporate expenses in relation to the Company's acquisition of Montpelier for the nine months ended September 30, 2015. For the nine months ended September 30, 2014, the Company incurred $15.3 million of corporate expenses and $4.8 million of interest expense, respectively, in relation to the Company's proposed acquisition of Aspen.
[b] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[c] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014
ASSETS
Cash and cash equivalents	$1,242,997	$622,642	$657,194	$745,472	$805,716
Fixed maturity investments trading, at fair value	1,372,030	—	—	—	—
Fixed maturity investments available for sale, at fair value	4,656,145	4,933,776	4,953,893	5,092,581	4,871,420
Short term investments trading, at fair value	348,582	—	—	—	—
Short term investments available for sale, at fair value	16,356	16,366	2,822	9,014	11,844
Equity securities trading, at fair value	2,150	—	—	—	—
Equity securities available for sale, at fair value	496,035	420,411	366,897	331,368	267,728
Other investments	842,446	623,868	575,974	541,454	658,678
Premiums receivable, net	2,068,484	1,665,990	1,446,205	883,450	1,452,228
Insurance and reinsurance balances receivable	115,047	108,162	109,545	122,214	123,432
Deferred acquisition costs	282,975	296,568	258,753	207,368	246,437
Prepaid reinsurance premiums	650,967	668,964	692,466	354,940	414,013
Reinsurance recoverable on unpaid losses	830,116	785,472	605,809	670,795	566,329
Reinsurance recoverable on paid losses	163,137	157,287	136,642	218,291	165,592
Accrued investment income	31,057	25,118	23,165	27,183	23,652
Goodwill and intangible assets	573,956	150,296	151,816	153,405	160,560
Deferred tax assets	54,463	46,779	43,105	48,995	53,403
Receivable on pending investment sales	85,911	21,420	86,367	38,877	84,699
Other assets	195,981	172,162	269,491	199,375	240,087
TOTAL ASSETS	$14,028,835	$10,715,281	$10,380,144	$9,644,782	$10,145,818
LIABILITIES
Reserve for losses and loss expenses	$4,489,836	$3,833,525	$3,621,728	$3,846,859	$3,897,483
Reserve for unearned premiums	2,230,552	2,046,933	1,964,307	1,254,519	1,552,168
Deposit liabilities	13,489	13,376	13,722	15,136	17,521
Reinsurance balances payable	794,935	632,457	502,339	375,711	482,093
Debt	915,147	528,123	527,781	527,715	527,732
Payable on pending investment purchases	157,671	82,375	163,891	151,682	238,038
Deferred tax liability	18,346	—	—	—	—
Other liabilities	352,515	275,586	311,530	287,978	310,329
TOTAL LIABILITIES	$8,972,491	$7,412,375	$7,105,298	$6,459,600	$7,025,364
SHAREHOLDERS’ EQUITY
Preferred shares, Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Preferred shares, Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	66,607	45,157	45,121	44,765	44,751
Additional paid-in capital	2,108,447	610,585	601,986	598,226	590,330
Accumulated other comprehensive (loss) income	(8,544)	36,965	77,759	76,706	81,299
Retained earnings	2,613,160	2,592,999	2,532,780	2,448,285	2,386,874
TOTAL SHAREHOLDERS' EQUITY AVAILABLE TO THE COMPANY	$4,796,870	$3,302,906	$3,274,846	$3,185,182	$3,120,454
Non-controlling interests	259,474	—	—	—	—
TOTAL SHAREHOLDERS’ EQUITY	$5,056,344	$3,302,906	$3,274,846	$3,185,182	$3,120,454
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,028,835	$10,715,281	$10,380,144	$9,644,782	$10,145,818

Book value per common share	$66.90	$65.53	$65.14	$63.38	$61.90
Diluted book value per common share (treasury stock method)	$65.02	$63.32	$62.79	$61.33	$59.98
RATIOS
Debt-to-capital	16.0%	13.8%	13.9%	14.2%	14.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of July 1, 2015 is equal to 12.3% of Shareholders’ Equity available to the Company as of September 30, 2015.

		Estimated Occurrence Net Loss as of July 1, 2015					July 1, 2014	July 1, 2013
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$259	$373	$500	$591	$730	$284	$350
Europe	Windstorm	134	229	308	505	689	345	331
California	Earthquake	44	145	350	411	519	250	284
Japan	Windstorm	51	117	143	156	192	158	230
Northwest U.S.	Earthquake	—	5	40	111	193	91	89
Japan	Earthquake	18	156	255	332	448	163	137
United States	Tornado/Hail	69	103	128	153	184	78	89
Australia	Earthquake	1	13	50	126	204	121	87
New Zealand	Earthquake	2	9	21	45	102	35	23
Australia	Windstorm	10	30	61	105	159	88	58
New Madrid	Earthquake	—	—	—	11	107	6	7
The net loss estimates by zone above represent the combined Endurance and Montpelier exposure as of July 1, 2015. The net loss estimates by zone represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our most recently filed Quarterly Report on Form 10-Q.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
Gross Premiums Written = $2,805.2 million
[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2015				SEPT. 30, 2014
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$448,563	$194,034	$642,597		$420,343	$205,767	$626,110
Net premiums written	$174,937	$161,753	$336,690		$197,639	$192,467	$390,106
Net premiums earned	$234,143	$322,860	$557,003		$253,583	$261,312	$514,895
Other underwriting income	—	227	227		—	2,123	2,123
Total underwriting revenues	$234,143	$323,087	$557,230		$253,583	$263,435	$517,018

UNDERWRITING EXPENSES
Net losses and loss expenses	$139,141	$124,852	$263,993		$196,677	$93,592	$290,269
Acquisition expenses	24,375	66,082	90,457		20,170	73,222	93,392
General and administrative expenses	31,880	28,913	60,793		40,401	28,545	68,946
Total expenses	$195,396	$219,847	$415,243		$257,248	$195,359	$452,607
UNDERWRITING INCOME (LOSS)	$38,747	$103,240	$141,987		($3,665)	$68,076	$64,411

OTHER OPERATING REVENUE
Net investment income			$16,533				$25,357
Corporate expenses			(74,308)				(11,969)
Interest expense			(12,324)				(13,127)
Amortization of intangibles			(11,318)				(1,623)
Net foreign exchange losses			(8,621)				(783)
Net realized and unrealized gains			5,029				9,788
Net impairment loss recognized in earnings			(38)				(102)
INCOME BEFORE INCOME TAXES			$56,940				$71,952

GAAP RATIOS
Loss ratio	59.5%	38.6%	47.4%		77.5%	35.8%	56.4%
Acquisition expense ratio	10.4%	20.5%	16.2%		8.0%	28.0%	18.1%
General and administrative expense ratio	13.6%	9.0%	24.3%	[a]	15.9%	11.0%	15.7%	[a]
Combined ratio AS REPORTED	83.5%	68.1%	87.9%		101.4%	74.8%	90.2%

Effect of favorable prior accident year reserve development	9.6%	13.9%	12.1%		8.0%	15.4%	11.7%
Combined ratio net of prior accident year reserve development	93.1%	82.0%	100.0%		109.4%	90.2%	101.9%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2013
UNDERWRITING REVENUES
Gross premiums written	$448,563	$468,866	$736,218	$321,983	$420,343	$344,819
Net premiums written	$174,937	$190,299	$304,039	$140,702	$197,639	$224,338
Net premiums earned	$234,143	$201,460	$135,864	$217,745	$253,583	$291,477
Total underwriting revenues	$234,143	$201,460	$135,864	$217,745	$253,583	$291,477

UNDERWRITING EXPENSES
Net losses and loss expenses	$139,141	$145,483	$74,512	$159,784	$196,677	$228,409
Acquisition expenses	24,375	17,702	15,883	17,809	20,170	18,440
General and administrative expenses	31,880	28,567	28,842	35,406	40,401	30,047
Total expenses	$195,396	$191,752	$119,237	$212,999	$257,248	$276,896

UNDERWRITING INCOME (LOSS)	$38,747	$9,708	$16,627	$4,746	($3,665)	$14,581

GAAP RATIOS
Loss ratio	59.5%	72.2%	54.9%	73.3%	77.5%	78.4%
Acquisition expense ratio	10.4%	8.8%	11.7%	8.2%	8.0%	6.3%
General and administrative expense ratio	13.6%	14.2%	21.2%	16.3%	15.9%	10.3%
Combined ratio AS REPORTED	83.5%	95.2%	87.8%	97.8%	101.4%	95.0%

Effect of favorable prior accident year reserve development	9.6%	9.2%	15.2%	12.2%	8.0%	2.1%

Combined ratio net of prior accident year reserve development	93.1%	104.4%	103.0%	110.0%	109.4%	97.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2013
UNDERWRITING REVENUES
Gross premiums written	$194,034	$392,318	$565,214	$99,043	$205,767	$199,544
Net premiums written	$161,753	$368,784	$460,915	$93,266	$192,467	$170,995
Net premiums earned	$322,860	$256,675	$253,995	$253,534	$261,312	$262,068
Other underwriting income (loss)	227	1,389	2,406	(1,847)	2,123	(943)
Total underwriting revenues	$323,087	$258,064	$256,401	$251,687	$263,435	$261,125

UNDERWRITING EXPENSES
Net losses and loss expenses	$124,852	$93,639	$97,424	$84,017	$93,592	$110,627
Acquisition expenses	66,082	67,269	66,210	57,554	73,222	60,335
General and administrative expenses	28,913	26,398	26,048	25,222	28,545	21,710
Total expenses	$219,847	$187,306	$189,682	$166,793	$195,359	$192,672

UNDERWRITING INCOME	$103,240	$70,758	$66,719	$84,894	$68,076	$68,453

GAAP RATIOS
Loss ratio	38.6%	36.5%	38.3%	33.1%	35.8%	42.3%
Acquisition expense ratio	20.5%	26.2%	26.1%	22.7%	28.0%	23.0%
General and administrative expense ratio	9.0%	10.3%	10.3%	10.0%	11.0%	8.2%
Combined ratio AS REPORTED	68.1%	73.0%	74.7%	65.8%	74.8%	73.5%

Effect of favorable prior accident year reserve development	13.9%	15.7%	14.4%	16.7%	15.4%	16.0%

Combined ratio net of prior accident year reserve development	82.0%	88.7%	89.1%	82.5%	90.2%	89.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2013
INSURANCE SEGMENT
Agriculture	$156,145	$112,012	$516,916	$69,580	$188,011	$200,062
Casualty and other specialty	128,509	146,056	100,682	104,535	115,895	92,474
Professional lines	80,069	96,736	54,760	87,477	62,631	34,221
Property, marine and energy	83,840	114,062	63,860	60,391	53,806	18,062
TOTAL INSURANCE	$448,563	$468,866	$736,218	$321,983	$420,343	$344,819

REINSURANCE SEGMENT
Catastrophe	$40,660	$139,833	$124,407	$11,020	$47,173	$38,676
Property	53,423	30,560	125,700	4,219	73,807	91,653
Casualty	42,802	48,132	58,098	20,267	23,409	27,649
Professional lines	31,705	134,241	43,857	43,400	21,520	25,670
Specialty	25,444	39,552	213,152	20,137	39,858	15,896
TOTAL REINSURANCE	$194,034	$392,318	$565,214	$99,043	$205,767	$199,544

REPORTED TOTALS	$642,597	$861,184	$1,301,432	$421,026	$626,110	$544,363

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2013
INSURANCE SEGMENT
Agriculture	$29,634	$22,677	$202,460	$28,142	$103,536	$120,617
Casualty and other specialty	64,490	65,302	45,058	51,889	50,750	69,492
Professional lines	37,479	43,443	24,231	29,008	20,216	20,972
Property, marine and energy	43,334	58,877	32,290	31,663	23,137	13,257
TOTAL INSURANCE	$174,937	$190,299	$304,039	$140,702	$197,639	$224,338

REINSURANCE SEGMENT
Catastrophe	$14,814	$122,305	$53,460	$9,442	$41,157	$12,551
Property	52,887	30,118	123,449	4,220	73,807	90,528
Casualty	42,802	48,132	58,098	20,278	23,409	27,648
Professional lines	31,705	134,241	43,857	43,400	21,520	25,670
Specialty	19,545	33,988	182,051	15,926	32,574	14,598
TOTAL REINSURANCE	$161,753	$368,784	$460,915	$93,266	$192,467	$170,995

REPORTED TOTALS	$336,690	$559,083	$764,954	$233,968	$390,106	$395,333

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2013
INSURANCE SEGMENT
Agriculture	$85,106	$97,270	$39,494	$124,959	$162,710	$200,739
Casualty and other specialty	57,160	47,712	45,659	45,043	45,134	54,832
Professional lines	32,976	27,000	24,613	24,460	24,795	24,220
Property, marine and energy	58,901	29,478	26,098	23,283	20,944	11,686
TOTAL INSURANCE	$234,143	$201,460	$135,864	$217,745	$253,583	$291,477

REINSURANCE SEGMENT
Catastrophe	$79,973	$61,977	$55,995	$58,869	$61,613	$67,778
Property	72,367	55,866	64,006	75,227	68,481	88,195
Casualty	46,062	33,905	41,593	41,146	44,668	61,244
Professional lines	57,178	50,147	47,295	45,288	39,534	15,181
Specialty	67,280	54,780	45,106	33,004	47,016	29,670
TOTAL REINSURANCE	$322,860	$256,675	$253,995	$253,534	$261,312	$262,068

REPORTED TOTALS	$557,003	$458,135	$389,859	$471,279	$514,895	$553,545

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE NINE MONTHS ENDED
	SEPT. 30, 2015				SEPT. 30, 2014
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,653,647	$1,151,566	$2,805,213		$1,394,145	$1,078,905	$2,473,050
Net premiums written	$669,275	$991,452	$1,660,727		$719,704	$980,534	$1,700,238
Net premiums earned	$571,467	$833,530	$1,404,997		$616,167	$776,532	$1,392,699
Other underwriting income (loss)	—	4,022	4,022		—	(3,939)	(3,939)
Total underwriting revenues	$571,467	$837,552	$1,409,019		$616,167	$772,593	$1,388,760

UNDERWRITING EXPENSES
Losses and loss expenses	$359,136	$315,915	$675,051		$434,777	$291,584	$726,361
Acquisition expenses	57,960	199,561	257,521		47,559	196,591	244,150
General and administrative expenses	89,289	81,359	170,648		113,069	73,690	186,759
Total expenses	$506,385	$596,835	$1,103,220		$595,405	$561,865	$1,157,270

UNDERWRITING INCOME	$65,082	$240,717	$305,799		$20,762	$210,728	$231,490

OTHER OPERATING REVENUE
Net investment income			$90,646				$105,649
Corporate expenses			(99,210)				(53,817)
Interest expense			(30,445)				(31,910)
Amortization of intangibles			(14,496)				(4,863)
Net foreign exchange losses			(29,154)				(4,066)
Net realized and unrealized gains			32,898				18,071
Net impairment loss recognized in earnings			(1,111)				(411)
INCOME BEFORE INCOME TAXES			$254,927				$260,143

GAAP RATIOS
Loss ratio	62.9%	37.9%	48.1%		70.6%	37.6%	52.2%
Acquisition expense ratio	10.1%	23.9%	18.3%		7.7%	25.3%	17.5%
General and administrative expense ratio	15.6%	9.8%	19.2%	[a]	18.3%	9.5%	17.3%	[a]
Combined ratio AS REPORTED	88.6%	71.6%	85.6%		96.6%	72.4%	87.0%

Effect of favorable prior accident year reserve development	10.8%	14.6%	13.0%		8.8%	14.3%	11.8%
Combined ratio net of prior accident year reserve development	99.4%	86.2%	98.6%		105.4%	86.7%	98.8%
 [a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEAR ENDED
	SEPT. 30, 2015	SEPT. 30, 2014	SEPT. 30, 2013	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$1,653,647	$1,394,145	$1,274,703	$1,716,128	$1,475,429
Net premiums written	$669,275	$719,704	$820,534	$860,406	$932,510
Net premiums earned	$571,467	$616,167	$710,507	$833,912	$946,474
Total underwriting revenues	$571,467	$616,167	$710,507	$833,912	$946,474

UNDERWRITING EXPENSES
Losses and loss expenses	$359,136	$434,777	$543,717	$594,561	$774,425
Acquisition expenses	57,960	47,559	48,024	65,368	64,778
General and administrative expenses	89,289	113,069	97,996	148,475	136,588
Total expenses	$506,385	$595,405	$689,737	$808,404	$975,791

UNDERWRITING INCOME (LOSS)	$65,082	$20,762	$20,770	$25,508	($29,317)

GAAP RATIOS
Loss ratio	62.9%	70.6%	76.4%	71.4%	81.8%
Acquisition expense ratio	10.1%	7.7%	6.8%	7.8%	6.8%
General and administrative expense ratio	15.6%	18.3%	13.9%	17.7%	14.5%
Combined ratio AS REPORTED	88.6%	96.6%	97.1%	96.9%	103.1%

Effect of favorable prior accident year reserve development	10.8%	8.8%	4.1%	9.7%	3.6%

Combined ratio net of prior accident year reserve development	99.4%	105.4%	101.2%	106.6%	106.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2015	SEPT. 30, 2014	SEPT. 30, 2013	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$1,151,566	$1,078,905	$1,019,732	$1,177,948	$1,189,815
Net premiums written	$991,452	$980,534	$948,335	$1,073,800	$1,116,423
Net premiums earned	$833,530	$776,532	$806,490	$1,030,066	$1,070,010
Other underwriting income (loss)	4,022	(3,939)	694	(5,786)	(2,046)
Total underwriting revenues	$837,552	$772,593	$807,184	$1,024,280	$1,067,964

UNDERWRITING EXPENSES
Losses and loss expenses	$315,915	$291,584	$373,347	$375,601	$445,259
Acquisition expenses	199,561	196,591	174,255	254,145	239,652
General and administrative expenses	81,359	73,690	72,215	98,912	100,285
Total expenses	$596,835	$561,865	$619,817	$728,658	$785,196

UNDERWRITING INCOME	$240,717	$210,728	$187,367	$295,622	$282,768

GAAP RATIOS
Loss ratio	37.9%	37.6%	46.3%	36.4%	41.6%
Acquisition expense ratio	23.9%	25.3%	21.6%	24.7%	22.4%
General and administrative expense ratio	9.8%	9.5%	9.0%	9.6%	9.4%
Combined ratio AS REPORTED	71.6%	72.4%	76.9%	70.7%	73.4%

Effect of favorable prior accident year reserve development	14.6%	14.3%	16.4%	14.9%	17.6%

Combined ratio net of prior accident year reserve development	86.2%	86.7%	93.3%	85.6%	91.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2015	SEPT. 30, 2014	SEPT. 30, 2013	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$785,073	$796,445	$896,169	$866,025	$954,389
Casualty and other specialty	375,247	291,578	234,213	396,113	303,803
Professional lines	231,565	176,061	93,481	263,538	148,537
Property, marine and energy	261,762	130,061	50,840	190,452	68,700
TOTAL INSURANCE	$1,653,647	$1,394,145	$1,274,703	$1,716,128	$1,475,429

REINSURANCE SEGMENT
Catastrophe	$304,900	$332,193	$341,973	$343,213	$355,751
Property	209,683	283,107	288,448	287,326	297,806
Casualty	149,032	139,266	211,458	159,533	241,358
Professional lines	209,803	131,256	50,505	174,656	163,594
Specialty	278,148	193,083	127,348	213,220	131,306
TOTAL REINSURANCE	$1,151,566	$1,078,905	$1,019,732	$1,177,948	$1,189,815

REPORTED TOTALS	$2,805,213	$2,473,050	$2,294,435	$2,894,076	$2,665,244

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2015	SEPT. 30, 2014	SEPT. 30, 2013	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$254,771	$431,007	$546,284	$459,149	$570,738
Casualty and other specialty	174,850	144,038	173,991	195,927	218,298
Professional lines	105,153	64,632	62,963	93,640	95,101
Property, marine and energy	134,501	80,027	37,296	111,690	48,373
TOTAL INSURANCE	$669,275	$719,704	$820,534	$860,406	$932,510

REINSURANCE SEGMENT
Catastrophe	$190,579	$243,531	$281,990	$252,973	$294,260
Property	206,454	283,015	283,455	287,235	292,872
Casualty	149,032	137,669	210,030	157,947	239,525
Professional lines	209,803	131,256	50,505	174,656	163,594
Specialty	235,584	185,063	122,355	200,989	126,172
TOTAL REINSURANCE	$991,452	$980,534	$948,335	$1,073,800	$1,116,423

REPORTED TOTALS	$1,660,727	$1,700,238	$1,768,869	$1,934,206	$2,048,933

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2015	SEPT. 30, 2014	SEPT. 30, 2013	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$221,870	$346,444	$429,662	$471,403	$573,538
Casualty and other specialty	150,531	146,909	164,524	191,952	220,181
Professional lines	84,589	73,355	82,901	97,815	108,717
Property, marine and energy	114,477	49,459	33,420	72,742	44,038
TOTAL INSURANCE	$571,467	$616,167	$710,507	$833,912	$946,474

REINSURANCE SEGMENT
Catastrophe	$197,945	$190,244	$239,133	$249,113	$305,159
Property	192,239	222,104	265,684	297,331	352,716
Casualty	121,560	143,024	168,106	184,170	229,324
Professional lines	154,620	109,053	43,176	154,341	67,969
Specialty	167,166	112,107	90,391	145,111	114,842
TOTAL REINSURANCE	$833,530	$776,532	$806,490	$1,030,066	$1,070,010

REPORTED TOTALS	$1,404,997	$1,392,699	$1,516,997	$1,863,978	$2,016,484

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

Average common equity [a]	$3,092,926

Net premiums earned	$1,404,997
Combined ratio	85.6%
Operating margin	14.4%
Premium leverage	0.45x

Implied ROAE from underwriting activity	6.5%

Average cash and invested assets	$6,862,437
Investment leverage	2.22x
Year to date investment income yield, pretax	1.3%

Implied ROAE from investment activity	2.9%

Financing Costs [b]	(1.8)%

Implied Pre-tax Operating ROAE, for period [c]	7.6%

Implied Pre-tax Operating ROAE, annualized [c]	10.1%

[a] Average common equity is calculated as the average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	2014	2013

Average common equity [a]	$3,619,888	$2,858,876	$2,800,014	$2,722,818	$2,605,866	$2,368,573

Net premiums earned	$557,003	$458,135	$389,859	$471,279	$1,863,978	$2,016,484

Premium leverage	0.15x	0.16x	0.14x	0.17x	0.72x	0.85x

Annualized premium leverage	0.62x	0.64x	0.56x	0.69x	0.72x	0.85x

Average cash and invested assets	$7,701,893	$6,440,588	$6,444,831	$6,455,205	$6,487,847	$6,439,797

Investment leverage	2.13x	2.25x	2.30x	2.37x	2.48x	2.72x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

	September 30, 2015		December 31, 2014
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$1,171,237	13.2%	$632,667	9.6%
Short-term investments	364,938	4.1%	9,014	0.1%
Fixed maturity investments
U.S. government and government agencies notes	806,143	9.1%	587,411	8.9%
Government and agency guaranteed corporates	65,930	0.7%	48,102	0.7%
U.S. government agency residential mortgage-backed securities	1,142,707	12.8%	1,082,142	16.4%
U.S. government agency commercial mortgage-backed securities	77,100	0.9%	50,981	0.8%
Municipals	28,936	0.3%	39,413	0.6%
Foreign government	157,212	1.8%	240,536	3.6%
Corporate securities	1,878,766	21.1%	1,361,462	20.5%
Non-agency residential mortgage-backed securities	80,098	0.9%	92,864	1.4%
Non-agency commercial mortgage-backed securities	760,672	8.4%	928,438	14.1%
Asset-backed securities	611,736	6.9%	413,221	6.3%
Collateralized loan and debt obligations	418,875	4.7%	248,011	3.8%
Equity securities
Equity investments	369,525	4.1%	202,535	3.1%
Emerging market debt fund	58,853	0.7%	60,150	0.9%
Convertible funds	45,854	0.5%	46,111	0.7%
Preferred equity investments	19,028	0.2%	15,836	0.2%
Short-term fixed income fund	4,925	0.1%	6,736	0.1%
Other investments [b]	842,446	9.5%	541,454	8.2%
Total	$8,904,981	100.0%	$6,607,084	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	806,143	12.6%	$587,411	11.5%
AAA/Aaa	1,238,060	19.4%	1,206,252	23.6%
AA/Aa	2,151,278	33.6%	1,717,343	33.7%
A/A	1,226,680	19.2%	1,045,301	20.5%
BBB	619,419	9.7%	427,018	8.4%
Below BBB	311,270	4.9%	96,244	1.9%
Not Rated	40,263	0.6%	22,026	0.4%
Total	$6,393,113	100.0%	$5,101,595	100.0%

Performance			September 30, 2015	December 31, 2014
Yield [d]			0.9%	2.0%
Duration in years [e]			2.63 years	2.91 years

Net Investment Income	Quarter Ended Sept. 30, 2015	Quarter Ended June 30, 2015	Quarter Ended Mar. 31, 2015	Quarter Ended Dec. 31, 2014	Quarter Ended Sept. 30, 2014	Year Ended Dec. 31, 2014
Cash and available for sale securities	$34,249	$28,682	$29,473	$28,827	$27,142	$106,245
Other investments	(17,716)	3,570	12,388	(2,933)	(1,785)	19,609
Total net investment income	$16,533	$32,252	$41,861	$25,894	$25,357	$125,854

[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the quarter ending September 30, 2015 and twelve months ending December 31, 2014 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF SEPTEMBER 30, 2015

	September 30, 2015
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)
JPMORGAN CHASE & CO	$42,187	$42,130	($57)	A
GENERAL ELECTRIC CO	41,309	41,791	482	AA+
MORGAN STANLEY	41,495	41,737	242	A-
GOLDMAN SACHS GROUP INC	38,729	39,073	344	A-
BANK OF AMERICA CORP	38,199	38,415	216	A-
HSBC HOLDINGS PLC	35,670	35,739	69	A+
CREDIT SUISSE GROUP AG	35,391	35,502	111	A-
CITIGROUP INC	32,783	32,986	203	A-
AMERICAN EXPRESS COMPANY	31,891	31,978	87	A-
VERIZON COMMUNICATIONS INC	27,429	27,330	(99)	BBB+
COMCAST CORPORATION	26,340	26,740	400	A-
PNC FINANCIAL SERVICES GROUP INC	24,113	24,137	24	A
WELLS FARGO & COMPANY	23,598	23,696	98	A+
UBS GROUP AG	22,784	22,813	29	A
FORD MOTOR COMPANY	21,932	21,893	(39)	BBB-
ABBVIE INC	21,749	21,767	18	A
BP PLC	19,946	19,952	6	A
ALLERGAN PLC	18,897	18,859	(38)	BBB-
US BANCORP	18,109	18,203	94	A+
NATIONAL GRID PLC	16,564	17,769	1,205	A-
HEWLETT-PACKARD COMPANY	17,459	17,516	57	BBB
ANHEUSER-BUSCH INBEV NV	17,253	17,182	(71)	A
CISCO SYSTEMS INC	16,031	16,207	176	AA-
KEYCORP	15,525	15,506	(19)	A-
SCHULMBERGER NV	14,752	14,767	15	AA-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Includes preferred equity securities.

(4)	Represents weighted average credit quality of underlying issues.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED SEPT. 30, 2015			NINE MONTHS ENDED SEPT. 30, 2015
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,833,525	($785,472)	$3,048,053	$3,846,859	($670,795)	$3,176,064

Incurred related to:
Current year	517,882	(186,542)	331,340	1,430,188	(571,796)	858,392
Prior years	(81,338)	13,991	(67,347)	(129,859)	(53,482)	(183,341)
Total Incurred	436,544	(172,551)	263,993	1,300,329	(625,278)	675,051

Paid related to:
Current year	(256,714)	143,609	(113,105)	(315,031)	176,090	(138,941)
Prior years	(230,564)	27,706	(202,858)	(1,037,686)	333,477	(704,209)
Total Paid	(487,278)	171,315	(315,963)	(1,352,717)	509,567	(843,150)

Amounts acquired(1)	719,922	(44,903)	675,019	719,922	(44,903)	675,019
Foreign currency translation and other	(12,877)	1,495	(11,382)	(24,557)	1,293	(23,264)

Balance, end of period	$4,489,836	($830,116)	$3,659,720	$4,489,836	($830,116)	$3,659,720
(1) Represents the fair value of Montpelier's reserve for losses and loss expenses and reinsurance recoverable acquired at July 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE NINE MONTHS ENDED SEPT. 30, 2015

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2015	($20,696)	($36,462)	($57,158)
Quarter ended June 30, 2015	(18,575)	(40,261)	(58,836)
Quarter ended September 30, 2015	(22,556)	(44,791)	(67,347)
Nine months ended September 30, 2015	($61,827)	($121,514)	($183,341)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 31, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)
Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE NINE MONTHS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2015	SEPT. 30, 2014
INSURANCE SEGMENT
Agriculture	($212)	($1,547)	$392	($1,847)	($1,260)	($1,367)	($5,588)
Casualty and other specialty	(12,581)	(16,663)	(18,710)	(20,184)	(15,141)	(47,954)	(37,080)
Professional lines	345	(119)	(120)	(692)	(866)	106	(5,985)
Property, marine and energy	(10,108)	(246)	(2,258)	(3,840)	(3,044)	(12,612)	(5,354)
TOTAL INSURANCE	($22,556)	($18,575)	($20,696)	($26,563)	($20,311)	($61,827)	($54,007)

REINSURANCE SEGMENT
Catastrophe	($11,734)	($13,385)	($2,236)	($15,497)	($16,012)	($27,355)	($31,486)
Property	(8,101)	(579)	(8,437)	(5,100)	(9,043)	(17,117)	(33,302)
Casualty	(9,787)	(12,739)	(6,427)	(2,528)	(5,269)	(28,953)	(10,841)
Professional lines	(6,614)	(6,212)	(11,123)	(8,519)	(3,162)	(23,949)	(7,742)
Specialty	(8,555)	(7,346)	(8,239)	(10,626)	(6,672)	(24,140)	(27,604)
TOTAL REINSURANCE	($44,791)	($40,261)	($36,462)	($42,270)	($40,158)	($121,514)	($110,975)

REPORTED TOTALS	($67,347)	($58,836)	($57,158)	($68,833)	($60,469)	($183,341)	($164,982)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED					FOR THE NINE MONTHS ENDED
	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	SEPT. 30, 2015	SEPT. 30, 2014
INSURANCE SEGMENT
Agriculture	$64,933	$85,584	$34,957	$125,520	$158,564	$185,474	$318,465
Casualty and other specialty	21,714	15,819	8,693	10,611	15,374	46,226	51,934
Professional lines	22,325	17,492	17,245	16,704	14,509	57,062	43,934
Property, marine and energy	30,169	26,588	13,617	6,949	8,230	70,374	20,444
TOTAL INSURANCE	$139,141	$145,483	$74,512	$159,784	$196,677	$359,136	$434,777

REINSURANCE SEGMENT
Catastrophe	$4,827	$3,049	$9,031	($10,236)	$1,013	$16,907	$24,967
Property	39,875	31,324	29,311	36,175	24,011	100,510	87,952
Casualty	24,603	11,765	22,888	24,936	23,765	59,256	77,084
Professional lines	25,062	23,888	15,665	17,358	19,797	64,615	56,147
Specialty	30,485	23,613	20,529	15,784	25,006	74,627	45,434
TOTAL REINSURANCE	$124,852	$93,639	$97,424	$84,017	$93,592	$315,915	$291,584

REPORTED TOTALS	$263,993	$239,122	$171,936	$243,801	$290,269	$675,051	$726,361

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property, marine and energy	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT SEPT. 30, 2015
Case reserves	$245,070	$271,553	$114,158	$221,570	$852,351	$125,108	$250,287	$236,368	$74,545	$117,739	$804,047	$1,656,398
Total reserves	$274,583	$1,263,971	$551,637	$352,630	$2,442,821	$233,945	$398,037	$739,859	$388,724	$286,450	$2,047,015	$4,489,836
Case reserves/Total reserves	89.3%	21.5%	20.7%	62.8%	34.9%	53.5%	62.9%	31.9%	19.2%	41.1%	39.3%	36.9%

IBNR / Total reserves	10.7%	78.5%	79.3%	37.2%	65.1%	46.5%	37.1%	68.1%	80.8%	58.9%	60.7%	63.1%

AT JUNE 30, 2015
Case reserves	$203,303	$266,165	$112,578	$75,914	$657,960	$87,309	$180,630	$240,892	$62,282	$98,301	$669,414	$1,327,374
Total reserves	$323,686	$1,208,710	$525,604	$99,769	$2,157,769	$141,519	$249,659	$748,431	$285,488	$250,659	$1,675,756	$3,833,525
Case reserves/Total reserves	62.8%	22.0%	21.4%	76.1%	30.5%	61.7%	72.4%	32.2%	21.8%	39.2%	39.9%	34.6%

IBNR / Total reserves	37.2%	78.0%	78.6%	23.9%	69.5%	38.3%	27.6%	67.8%	78.2%	60.8%	60.1%	65.4%

AT MAR. 31, 2015
Case reserves	$32,029	$249,507	$148,246	$38,023	$467,805	$93,872	$175,766	$241,073	$58,587	$99,219	$668,517	$1,136,322
Total reserves	$153,215	$1,203,561	$532,660	$62,841	$1,952,277	$149,341	$256,769	$760,752	$268,714	$233,875	$1,669,451	$3,621,728
Case reserves/Total reserves	20.9%	20.7%	27.8%	60.5%	24.0%	62.9%	68.5%	31.7%	21.8%	42.4%	40.0%	31.4%

IBNR / Total reserves	79.1%	79.3%	72.2%	39.5%	76.0%	37.1%	31.5%	68.3%	78.2%	57.6%	60.0%	68.6%

AT DEC. 31, 2014
Case reserves	$222,570	$325,415	$119,453	$33,264	$700,702	$126,837	$178,875	$248,933	$60,915	$99,142	$714,702	$1,415,404
Total reserves	$295,191	$1,258,009	$517,101	$53,471	$2,123,772	$176,610	$272,164	$780,880	$258,840	$234,593	$1,723,087	$3,846,859
Case reserves/Total reserves	75.4%	25.9%	23.1%	62.2%	33.0%	71.8%	65.7%	31.9%	23.5%	42.3%	41.5%	36.8%

IBNR / Total reserves	24.6%	74.1%	76.9%	37.8%	67.0%	28.2%	34.3%	68.1%	76.5%	57.7%	58.5%	63.2%

AT SEPT. 30, 2014
Case reserves	$272,485	$343,537	$110,988	$32,935	$759,945	$139,400	$173,326	$246,483	$58,261	$97,691	$715,161	$1,475,106
Total reserves	$307,994	$1,276,916	$500,457	$49,618	$2,134,985	$213,001	$272,421	$789,713	$249,836	$237,527	$1,762,498	$3,897,483
Case reserves/Total reserves	88.5%	26.9%	22.2%	66.4%	35.6%	65.4%	63.6%	31.2%	23.3%	41.1%	40.6%	37.8%

IBNR / Total reserves	11.5%	73.1%	77.8%	33.6%	64.4%	34.6%	36.4%	68.8%	76.7%	58.9%	59.4%	62.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	SEPT. 30, 2015	2014	2013	SEPT. 30, 2015
Income and Return on Equity:
Net income available to common and participating common shareholders	$219,944	$315,700	$279,165	$3,285,956

Operating income available to common and participating common shareholders	218,321	304,012	281,021	3,194,819

Average Shareholders’ equity [a]	3,092,926	2,605,866	2,368,573	2,152,597

Net income return on average equity	7.1%	12.1%	11.8%	11.1%	[c]
Operating return on average equity	7.1%	11.7%	11.9%	10.8%	[c]

Book value and dividends per share:
Diluted book value per common share (treasury stock method)	$65.02	$61.33	$55.18	$65.02

Dividends paid per share	1.05	1.36	1.28	13.26

Change in diluted book value per common share	6.0%	11.1%	4.3%	17.1%	[c]

Total return to common shareholders [b]	7.7%	13.6%	6.8%	22.1%	[c]

[a] Excludes the $430 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
		2015	2014	2015	2014
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$65.25	$55.33	$63.37	$53.50

	Basic weighted average common shares outstanding [a]	57,923	43,465	48,453	43,332

	Add: weighted avg. unvested restricted shares	53	—	36	—
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted shares expense	$2,735	—	$2,247	—
	Less: restricted shares bought back via treasury method	(42)	—	(34)	—

	Add: weighted avg. dilutive options outstanding	513	800	703	809
	Weighted average exercise price per share	$48.20	$48.20	$48.20	$48.04
	Proceeds from unrecognized option expense	$1,454	$3,177	$1,964	$3,177
	Less: options bought back via treasury method	(401)	(755)	(566)	(785)
	Weighted average dilutive shares outstanding [b]	58,046	43,510	48,592	43,356

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2015	2014	2015	2014

Net income available to common and participating common shareholders	$43,635	$68,046	$219,944	$239,313
Less amount allocated to participating common shareholders [a]	(1,251)	(1,930)	(6,442)	(6,907)
Net income allocated to common shareholders	$42,384	$66,116	$213,502	$232,406

Denominator:
Weighted average shares - basic	57,923	43,465	48,453	43,332

Share Equivalents
Options	112	45	137	24
Restricted shares	11	—	2	—
Weighted average shares - diluted	58,046	43,510	48,592	43,356

Basic earnings per common share	$0.73	$1.52	$4.41	$5.36

Diluted earnings per common share [b]	$0.73	$1.52	$4.39	$5.36

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2015	2014	2015	2014

Net income available to Endurance Holdings	$51,823	$76,234	$244,508	$263,877
Add (less) after-tax items:
Net foreign exchange losses	8,762	641	29,246	3,918
Net realized and unrealized gains	(4,839)	(9,593)	(31,860)	(18,156)
Net impairment losses recognized in earnings	33	102	991	411
Operating income before preferred dividends	$55,779	$67,384	$242,885	$250,050
Preferred dividends	(8,188)	(8,188)	(24,564)	(24,564)
Operating income available to common and participating common shareholders	$47,591	$59,196	$218,321	$225,486
Less amount allocated to participating common shareholders [a]	(1,364)	(1,679)	(6,394)	(6,508)
Operating income allocated to common shareholders	$46,227	$57,517	$211,927	$218,978

Weighted average common shares outstanding
Basic	57,923	43,465	48,453	43,332
Dilutive	58,046	43,510	48,592	43,356

Basic per common share data
Net income allocated to common shareholders	$0.73	$1.52	$4.41	$5.36
Add (less) after-tax items:
Net foreign exchange losses	0.15	0.02	0.60	0.10
Net realized and unrealized gains	(0.08)	(0.22)	(0.66)	(0.42)
Net impairment losses recognized in earnings	—	—	0.02	0.01
Operating income allocated to common shareholders [b]	$0.80	$1.32	$4.37	$5.05

Diluted per common share data
Net income allocated to common shareholders	$0.73	$1.52	$4.39	$5.36
Add (less) after-tax items:
Net foreign exchange losses	0.15	0.02	0.60	0.10
Net realized and unrealized gains	(0.08)	(0.22)	(0.65)	(0.42)
Net impairment losses recognized in earnings	—	—	0.02	0.01
Operating income allocated to common shareholders [b]	$0.80	$1.32	$4.36	$5.05
[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

NET INCOME AND OPERATING INCOME EXCLUDING EXPENSES
INCURRED RELATED TO THE ACQUISITON OF MONTPELIER

	QUARTER ENDED SEPT. 30, 2015			NINE MONTHS ENDED SEPT. 30, 2015
	As reported	Expenses Incurred Related to the Acquisition of Montpelier [a]	Excluding Expenses Incurred Related to the Acquisition of Montpelier	As reported	Expenses Incurred Related to the Acquisition of Montpelier [a]	Excluding Expenses Incurred Related to the Acquisition of Montpelier
Net income available to common and participating common shareholders	$43,635	$64,022	$107,657	$219,944	$68,517	$288,461
Less amount allocated to participating common shareholders [a]	(1,251)	(1,834)	(3,085)	(6,442)	(2,005)	(8,447)
Net income allocated to common shareholders	$42,384	$62,188	$104,572	$213,502	$66,512	$280,014

Basic earnings per common share	$0.73	$1.08	$1.81	$4.41	$1.37	$5.78
Diluted earnings per common share [c]	$0.73	$1.07	$1.80	$4.39	$1.37	$5.76

ROAE, net income [d]	1.2%	1.8%	3.0%	7.1%	2.2%	9.3%
Annualized ROAE, net income [d]	4.8%	7.1%	11.9%	9.5%	2.9%	12.4%

Operating income available to common and participating common shareholders	$47,591	$64,022	$111,613	$218,321	$68,517	$286,838
Less amount allocated to participating common shareholders [a]	(1,364)	(1,834)	(3,198)	(6,394)	(2,005)	(8,399)
Operating income allocated to common shareholders	$46,227	$62,188	$108,415	$211,927	$66,512	$278,439

Basic operating income per common share [c]	$0.80	$1.07	$1.87	$4.37	$1.38	$5.75
Diluted operating income per common share [c]	$0.80	$1.07	$1.87	$4.36	$1.37	$5.73

ROAE, operating income [d]	1.3%	1.8%	3.1%	7.1%	2.2%	9.3%
Annualized ROAE, operating income [d]	5.3%	7.0%	12.3%	9.4%	3.0%	12.4%

[a] The Company incurred $64.0 million of one-time transaction and integration expenses in relation to the Company's acquisition of Montpelier for the quarter ended September 30, 2015. For the nine months ended September 30, 2015, the Company incurred $68.5 million of one-time expenses in relation to the Company's acquisition of Montpelier.
[b] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[c] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.
[d] Average common equity is calculated as the quarterly weighted average of the beginning and ending common equity balances for the stated period, which excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

PROJECTED FINANCIAL STATEMENT IMPACT OF SELECTED ITEMS
RELATED TO THE ACQUISITION OF MONTPELIER

	BALANCE SHEET AMOUNT AT JULY 31, 2015	INCOME STATEMENT IMPACT FOR THE YEAR ENDED DECEMBER 31,
		2015 [c]	2016	2017	2018	2019	THEREAFTER

Finite lived intangibles	$293,200	($24,334)	($79,195)	($58,103)	($31,760)	($21,484)	($78,324)
Indefinite lived intangibles [a]	57,600	—	—	—	—	—	—
Goodwill [a]	87,625	—	—	—	—	—	—
Total goodwill and intangible assets	438,425	(24,334)	(79,195)	(58,103)	(31,760)	(21,484)	(78,324)

Deferred acquisition costs [b]	91,715	(42,411)	(35,001)	(4,673)	(2,651)	(2,067)	(4,912)

Unearned premiums	(430,490)	220,623	165,976	12,381	9,358	6,690	15,462

[a] Indefinite lived intangibles and goodwill are not amortized but are subject to annual impairment testing.

[b]  Deferred acquisition costs are written off under purchase GAAP. Income statement impact shown above represents the acquisition expenses that would have been recognized by Montpelier as the related premiums were earned.

[c] Amounts shown above for 2015 are for the period subsequent to the closing of the acquisition of Montpelier from August 1, 2015 through December 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		SEPT. 30,		DEC. 31,
		2015	2014	2014
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$61.03	$55.18	$59.84

	Basic common shares outstanding	65,276	43,467	43,474
	Add: unvested restricted shares and restricted share units	1,818	1,284	1,291
	Add: dilutive options outstanding	320	800	800
	Weighted average exercise price per share	$48.20	$48.20	$48.20

	Book Value [b]	$4,366,870	$2,690,454	$2,755,182
	Add: proceeds from converted options	15,424	38,560	38,560
	Pro forma book value	$4,382,294	$2,729,014	$2,793,742
	Dilutive shares outstanding	67,414	45,551	45,565
	Basic book value per common share	$66.90	$61.90	$63.38
	Diluted book value per common share	$65.01	$59.91	$61.31

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$61.03	$55.18	$59.84

	Basic common shares outstanding	65,276	43,467	43,474
	Add: unvested restricted shares and restricted share units	1,818	1,284	1,291
	Add: dilutive options outstanding	320	800	800
	Weighted average exercise price per share	$48.20	$48.20	$48.20
	Less: options bought back via treasury method	(253)	(699)	(644)
	Dilutive shares outstanding	67,161	44,852	44,921
	Basic book value per common share	$66.90	$61.90	$63.38
	Diluted book value per common share	$65.02	$59.98	$61.33

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Net income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier, or net income per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier, reflect the current period impact of those costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyse the Company’s underlying business performance. Net income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier or net income per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.
Operating income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier, or net operating per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier, reflect the current period impact of those costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyse the Company’s underlying business performance. Operating income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier or net operating per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the average of the beginning and ending common equity balances by quarter for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.